                                                              NUVEEN Investments


Nuveen Floating Rate Fund

                                       Semiannual Report dated November 30, 2002



For investors seeking a high level of current income from a portfolio of senior loans.

                              [PHOTOS APPEAR HERE]

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                           NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Dear Shareholder,

[Photo of Timothy R. Schwertfeger appears here]

   "I urge you to
 consider receiving
future Fund reports
   and other Fund
information through
    the Internet
   and by e-mail....
see the inside front
cover of this report
  for step-by-step
   instructions."

Once again, I am pleased to report that during the period covered by this report your Nuveen Floating Rate Fund continued to provide regular monthly income and the potential for enhanced portfolio diversification. Detailed information on performance can be found in the Portfolio Manager's Comments and on the Fund Spotlight page within this report. Please take the time to read them.

In addition to providing regular monthly income, we believe that an investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of the senior loans in which the Fund primarily invests may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 2003

                           Semiannual Report | Page 1

--------------------------------------------------------------------------------
Portfolio Managers' Comments

The Nuveen Floating Rate Fund is managed by Gunther Stein, Lenny Mason and Deepak Gulrajani of Symphony Asset Management, the sub-adviser in charge of the management of the Fund's portfolio and an affiliate of Nuveen Investments. The team has more than 30 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high yield debt. Here the team from Symphony reviews the prevailing economic conditions and the performance of the Floating Rate Fund for the period ended November 30, 2002.
--------------------------------------------------------------------------------

Q. What market environment did the Fund experience during the reporting period?

A. The Fund continued to experience the effects of the general economic slowdown that has impacted the world's capital markets for the last 24 months. Continued weak corporate capital spending, lower than expected corporate earnings, decreasing consumer confidence and increasing concerns over a war with Iraq characterized the market environment over the last twelve months. By the end of November, the Fed had decreased interest rates to their lowest levels in more than 40 years.

Q. How did the Fund perform during the twelve months ended November 30, 2002 and to what do you attribute this performance?

A. For the one-year period ended November 30, 2002, the Fund's total return was 0.88% (Class B shares at net asset value), compared with an average return of -1.57% for the 40 funds in the Lipper Loan Participation Fund category./1/ A broad industry benchmark, the CSFB Leveraged Loan Index, had a 0.45% return during the same period./2/ Several loans, Blount, CP Kelco and Metaldyne (sold in July 2002), significantly contributed to the modestly favorable performance of the Fund during the twelve months. While declining since the beginning of the period, the Fund's net asset value began to appreciate in recent months in response to stabilizing asset and recovery values in the senior loan market.

Q. What was your approach to managing the Fund?

A. Our team continued to follow a value-oriented management strategy. We focused on higher-quality loans (but still generally below investment grade) with tangible assets to back them up. The team used a discipline that began with a fundamental approach to evaluating cash

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

1 For the Nuveen Floating Rate Fund, the Lipper Peer Group returns represent the average annualized total return of 40 funds in the Lipper Loan Participations Funds category for the one-year period ended November 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The CSFB Leveraged Loan Index consists of a broad range of senior corporate debt and its performance does not reflect any initial or ongoing charges or expenses. You cannot invest directly in the Index.

                           Semiannual Report | Page 2
flow and asset quality and then leveraged Symphony's extensive quantitative evaluation methodology to assess securities. The team has more recently focused on purchasing both discounted loans with strong asset coverage that may allow for price appreciation and loans with higher than average spreads over the London Interbank Offered Rate (LIBOR). Additionally, our focus on improving the structure and positioning of the portfolio of the Fund led us to re-evaluate all of the holdings in an attempt to eliminate positions which, in our view, had limited upside potential, significant downside risk or low coupons.

Q. What is your outlook for the senior loan market and for the Nuveen Floating Rate Fund?

A. Our outlook for the senior loan market is guardedly optimistic. While the foundation for a stronger economy in 2003 has been established, geo-political shocks remain a threat. Absent a long, difficult battle in Iraq and further terrorist attacks in the U.S., we believe that the economy should steadily improve throughout 2003. Our team generally favors the gaming, consumer products and industrial segments as asset levels remain strong and profitability is expected to stabilize.

Looking forward, we are optimistic about the prospects for an improvement in the underlying fundamentals of the senior loan market. If the economy continues to recover, default risks should subside and interest rates may begin to climb. An improving economy may allow leveraged companies to enjoy significant improvements in earnings power, which may cause the prices of their loans held by the Fund to rise and potentially increase the NAV of the Fund's shares. Our renewed optimism for the senior loan asset class is based on three key beliefs:
1) the pending economic recovery will lead to a decrease in default rates as credit metrics improve, 2) the improved conditions in the capital markets will provide further liquidity and the potential for refinancings will provide a boost to companies in the leveraged loan universe; and 3) when an economic recovery does materialize, interest rates will trend higher, a positive for the asset class as leveraged loans are floating rate instruments.


                           Semiannual Report | Page 3

Fund Spotlight as of 11/30/02                          Nuveen Floating Rate Fund
================================================================================
Quick Facts

                                 A Shares     B Shares     C Shares     R Shares
--------------------------------------------------------------------------------
NAV                                 $8.83        $8.84        $8.84        $8.82
--------------------------------------------------------------------------------
Latest Monthly Dividend/1/        $0.0355      $0.0305      $0.0295      $0.0375
--------------------------------------------------------------------------------
Inception Date                      11/99        11/99        11/99        11/99
--------------------------------------------------------------------------------

Average Annual Total Returns
as of 11/30/02/2/
A Shares                  NAV
--------------------------------------------------
1-Year                   1.43%
--------------------------------------------------
Since Inception          2.76%
--------------------------------------------------

B Shares               w/o EWC               w/EWC
--------------------------------------------------
1-Year                   0.88%              -1.54%
--------------------------------------------------
Since Inception          2.12%               1.69%
--------------------------------------------------

C Shares                   NAV
--------------------------------------------------
1-Year                   0.75%
--------------------------------------------------
Since Inception          2.00%
--------------------------------------------------

R Shares                   NAV
--------------------------------------------------
1-Year                   1.71%
--------------------------------------------------
Since Inception          2.98%
--------------------------------------------------

Yields
as of 11/30/02
A Shares                   NAV
--------------------------------------------------
Market Yield             4.82%
--------------------------------------------------
SEC Yield                3.77%
--------------------------------------------------

B Shares                   NAV
--------------------------------------------------
Market Yield             4.14%
--------------------------------------------------
SEC Yield                3.08%
--------------------------------------------------

C Shares                   NAV
--------------------------------------------------
Market Yield             4.00%
--------------------------------------------------
SEC Yield                2.98%
--------------------------------------------------

R Shares                   NAV
--------------------------------------------------
Market Yield             5.10%
--------------------------------------------------
SEC Yield                4.04%
--------------------------------------------------

Average Annual Total Returns
as of 12/31/02/2/
A Shares                  NAV
--------------------------------------------------
1-Year                   2.74%
--------------------------------------------------
Since Inception          3.20%
--------------------------------------------------

B Shares               w/o EWC               w/EWC
--------------------------------------------------
1-Year                   2.07%              -0.39%
--------------------------------------------------
Since Inception          2.51%               2.10%
--------------------------------------------------

C Shares                   NAV
--------------------------------------------------
1-Year                   1.94%
--------------------------------------------------
Since Inception          2.40%
--------------------------------------------------

R Shares                   NAV
--------------------------------------------------
1-Year                   2.90%
--------------------------------------------------
Since Inception          3.38%
--------------------------------------------------

Top Five Industries/3/
Hotels, Motels, Inns & Gaming                15.2%
--------------------------------------------------
Beverage, Food & Tobacco                      6.5%
--------------------------------------------------
Construction Materials                        6.3%
--------------------------------------------------
Aerospace/Defense                             6.0%
--------------------------------------------------
Automotive                                    5.5%
--------------------------------------------------

Top Five Issuers/3/
Meuller Group, Inc.                           6.3%
--------------------------------------------------
MGM Grand                                     4.3%
--------------------------------------------------
Tenneco Auto, Inc.                            3.9%
--------------------------------------------------
Wyndham International, Inc.                   3.9%
--------------------------------------------------
Micro Warehouse, Inc.                         3.7%
--------------------------------------------------

Portfolio Statistic
Fund Net Assets ($000)                     $70,929
--------------------------------------------------

Returns are historical and do not guarantee future performance. The Fund, whose shares are continuously offered at NAV, is required to offer to repurchase shares from investors each quarter. When the Fund offers to repurchase shares, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.

1 Paid December 2, 2002. This is the latest monthly dividend declared during the period ended November 30, 2002. This Fund accrues dividends daily.

2 Class B share returns have an Early Withdrawal Charge (EWC) that declines from 3% to 0% over 5 years. Class C shares have an EWC of 1% for redemptions within one year, which is not reflected in the one-year total return. Class A and R share returns are available under limited circumstances.

3    Based on total investments as of November 30, 2002.


                           Semiannual Report | Page 4

Portfolio of Investments (Unaudited)
NUVEEN FLOATING RATE FUND
November 30, 2002


                                                                            Ratings*
   Principal                                                              -------------    Stated      Market
Amount (000) Description                                                  Moody's  S&P Maturity**       Value
-------------------------------------------------------------------------------------------------------------
             VARIABLE RATE SENIOR LOAN INTERESTS/(1)/ and INTEREST
             BEARING SECURITIES - 86.7%

             Aerospace/Defense - 6.0%

      $2,954 DeCrane Aircraft Holdings, Inc., Term Loan D                      B2   B+   12/17/06 $ 2,341,438

       1,171 The Fairchild Corporation, Term Loan B                            B1   B+   04/30/06   1,135,974

         833 Vought Aircraft Industries, Inc., Term Loan A                     NR   NR   06/30/06     795,152
-------------------------------------------------------------------------------------------------------------
                                                                                                    4,272,564
-------------------------------------------------------------------------------------------------------------
             Automotive - 5.5%

         490 Federal-Mogul Corporation, Term Loan A (b)                        NR   NR   02/24/04     295,102

       1,420 Federal-Mogul Corporation, Term Loan B (b)                        NR   NR   02/24/05     862,826

         108 Tenneco Auto, Inc., Revolver Loan                                 B2    B   11/04/05      46,089

         317 Tenneco Auto, Inc., Term Loan A                                   B2    B   11/04/05     292,566

       1,356 Tenneco Auto, Inc., Term Loan B                                   B2    B   11/04/07   1,214,985

       1,356 Tenneco Auto, Inc., Term Loan C                                   B2    B   05/04/08   1,214,985
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,926,553
-------------------------------------------------------------------------------------------------------------
             Beverage, Food & Tobacco - 6.6%

         996 Dean Foods Company, Term Loan B                                  Ba2  BB+   07/15/08     995,627

         785 Flowers Foods, Inc., Term Loan B                                 Ba2 BBB-   03/26/07     788,997

         822 Merisant Company, Term Loan B                                    Ba3  BB-   03/30/07     822,863

       2,000 Pinnacle Foods Corporation, Term Loan                            Ba3  BB-   05/22/08   1,995,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    4,602,487
-------------------------------------------------------------------------------------------------------------
             Broadcasting/Cable - 2.9%

       1,000 Century Cable Holdings, LLC, Discretionary Term Loan (b)          NR   NR   12/31/09     694,319

       1,658 Charter Communications Operating, LLC, Incremental Term Loan      B1   BB   09/18/08   1,388,394
-------------------------------------------------------------------------------------------------------------
                                                                                                    2,082,713
-------------------------------------------------------------------------------------------------------------
             Cargo Transportation - 1.2%

         910 North American Van Lines, Inc., Term Loan B                       B1   B+   11/18/07     884,182
-------------------------------------------------------------------------------------------------------------
             Chemicals, Plastics & Rubber - 5.0%

       2,065 CP Kelco ApS, Term Loan B                                         B3   B+   03/31/08   1,940,955

         691 CP Kelco ApS, Term Loan C                                         B3   B+   09/30/08     649,874

         961 Ineos US Finance, LLC, Term Loan C                               Ba3   BB   06/30/09     958,791
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,549,620
-------------------------------------------------------------------------------------------------------------
             Construction Materials - 6.3%

       4,489 Mueller Group, Inc., Term Loan E                                  B1   B+   06/20/08   4,471,917
-------------------------------------------------------------------------------------------------------------
             Containers, Packaging & Glass - 5.0%

       1,000 Stone Container Corporation, Term Loan B                         Ba3   NR   06/30/09     985,469

       2,975 United States Can Company, Term Loan B                            B2    B   10/04/08   2,554,721
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,540,190
-------------------------------------------------------------------------------------------------------------
             Diversified Manufacturing - 3.9%

         802 Blount, Inc., Term Loan B                                         B3    B   06/30/06     781,514

         902 Dayco Products, LLC, Term Loan B                                 Ba3  BB-   05/31/07     898,124

       1,955 GenTek, Inc., Term Loan C                                       Caa2   NR   10/31/07   1,094,798
-------------------------------------------------------------------------------------------------------------
                                                                                                    2,774,436
-------------------------------------------------------------------------------------------------------------

----
5

Portfolio of Investments (Unaudited)
NUVEEN FLOATING RATE FUND (continued)
November 30, 2002

                                              Ratings*
   Principal                                -------------    Stated      Market
Amount (000) Description                    Moody's  S&P Maturity**       Value
-------------------------------------------------------------------------------
             Farming & Agricultural - 0.9%

      $  677 Shemin Holdings Corporation,        NR   NR   01/28/07 $   669,859
              Term Loan B
-------------------------------------------------------------------------------
             Healthcare - 2.8%

       1,978 Triad Hospitals, Inc., Term        Ba3   B+   09/30/08   1,986,713
              Loan B
-------------------------------------------------------------------------------
             Hotels, Motels, Inns &
             Gaming - 15.3%

         995 Alliance Gaming Corporation,        B1  BB-   12/31/06     999,560
              LLC, Term Loan

         995 Isle of Capri Casinos, Inc.,       Ba2  BB-   04/30/08     997,721
              Term Loan

       2,150 Mandalay Resort Group, Bond,       Ba3  BB-   07/15/03   2,184,938
              6.750%

       3,000 MGM Grand, Bond, 6.950%            Ba1 BBB-   02/01/05   3,050,913

         807 Park Place Entertainment,          Ba2  BB+   12/15/05     823,140
              Bond, 7.875%

       1,226 Wyndham International, Inc.,        NR   B-   06/30/04     957,635
              Increasing Rate Loan

       2,337 Wyndham International, Inc.,        NR   B-   06/30/06   1,795,761
              Term Loan B
-------------------------------------------------------------------------------
                                                                     10,809,668
-------------------------------------------------------------------------------
             Leisure & Entertainment - 1.9%

         697 Fitness Holdings Worldwide,         NR    B   11/02/06     677,289
              Inc., Term Loan B

         697 Fitness Holdings Worldwide,         NR    B   11/02/07     677,289
              Inc., Term Loan C
-------------------------------------------------------------------------------
                                                                      1,354,578
-------------------------------------------------------------------------------
             Natural Resources/Oil &
             Gas - 2.6%

       1,988 Tesoro Petroleum Corp., Term       Ba3   BB   12/31/07   1,837,054
              Loan B
-------------------------------------------------------------------------------
             Paper & Forest Products - 0.3%

       1,065 California Pollution Control        NR   NR   07/01/14     151,606
              Financing Authority,
              CanFibre of Riverside
              Project, Bonds (a)(b)(d)

         575 California Pollution Control        NR   NR   07/01/19      81,867
              Financing Authority,
              CanFibre of Riverside
              Project, Bonds (a)(b)(d)

       3,500 CanFibre of Lackawana, LLC,         NR   NR   12/01/13          --
              Construction Loan (a)(b)(c)

         600 CanFibre of Lackawana, LLC,         NR   NR   12/01/13          --
              First Stabilization Fund
              Letter of Credit (a)(b)(c)

       5,000 CanFibre of Riverside, Inc.,        NR   NR   07/01/09          --
              Equity Contribution Letter
              of Credit (a)(b)(c)(d)

         267 CanFibre of Riverside, Inc.,        NR   NR   12/31/02          --
              Working Capital Loan
              (a)(b)(c)(d)
-------------------------------------------------------------------------------
                                                                        233,473
-------------------------------------------------------------------------------
             Personal & Miscellaneous
             Services - 1.3%

         893 Adams Outdoor Advertising           B1   B+   02/01/08     895,475
              Limited Partnership, Term
              Loan B
-------------------------------------------------------------------------------
             Printing & Publishing - 2.5%

       1,980 PRIMEDIA, Inc., Term Loan B         NR    B   06/30/09   1,799,325
-------------------------------------------------------------------------------
             Retail/Catalog - 3.7%

       4,575 Micro Warehouse, Inc., Term         NR   NR   01/31/07   2,630,651
              Loan B
-------------------------------------------------------------------------------
             Retail/Oil & Gas - 3.5%

       2,481 TravelCenters of America,          Ba3   BB   11/14/08   2,492,881
              Inc., Term Loan B
-------------------------------------------------------------------------------
             Retail/Specialty - 2.7%

       1,971 Rite Aid Corporation, Term          B2  BB-   06/27/05   1,941,417
              Loan A
-------------------------------------------------------------------------------
             Retail/Stores - 2.7%

       1,906 SDM Corporation, Term Loan F       Ba1 BBB+   02/04/09   1,909,932
-------------------------------------------------------------------------------

             Telecommunications/Competitive
             Local Exchange Carrier
             (CLEC) - 0.1%

       3,000 WCI Capital Corporation, Term       NR   NR   09/30/07      48,750
              Loan B (a)(b)
-------------------------------------------------------------------------------

----
6

                                                       Ratings*
   Principal                                          ------------    Stated       Market
Amount (000) Description                              Moody's S&P Maturity**        Value
-----------------------------------------------------------------------------------------
             Transportation/Rail Manufacturing - 0.9%

      $  648 Kansas City Southern Railway Company,        Ba1 BB+   12/29/06  $   648,780
              Term Loan B
-----------------------------------------------------------------------------------------
             Utilities - 3.1%

       1,013 AES Corporation, Term Loan C                  NR  NR   07/15/05      772,031

         448 TNP Enterprises, Inc., Term Loan             Ba2 BB+   03/30/06      444,204

       1,000 Westar Energy, Term Loan B                    NR  NR   01/01/09      947,503
-----------------------------------------------------------------------------------------
                                                                                2,163,738
-----------------------------------------------------------------------------------------
             Total Variable Rate Senior Loan                                   61,526,956
              Interests and Interest Bearing
              Securities (cost $70,998,110)
             ----------------------------------------------------------------------------
                                                                                   Market
Shares (000) Description                                                            Value
-----------------------------------------------------------------------------------------
             EQUITIES - 0.1%

             Buildings & Real Estate

       1,950 Washington Group International, Inc.,                                 26,219
              Equity Shares (a)

       1,203 Washington Group International, Inc.,                                    944
              Warrants, Series A (a)

       1,375 Washington Group International, Inc.,                                    796
              Warrants, Series B (a)

         743 Washington Group International, Inc.,                                    366
              Warrants, Series C (a)

          -- Washington Group International, Inc.,                                 71,875
              Residual Unsecured Claim (a)(e)
-----------------------------------------------------------------------------------------
             Total Equities (cost $436,659)                                       100,200
             ----------------------------------------------------------------------------
     Shares/
   Principal                                                          Stated       Market
Amount (000) Description                                            Maturity        Value
-----------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 13.2%

          52 State Street Sweep Account, Money                                     52,061
              Market Fund, 0.50%

      $9,284 State Street Treasury Repurchase                       12/02/02    9,283,618
------------  Agreement, 1.24% dated 11/29/02,
              repurchase price $9,471,938,
              collateralized by U.S. Treasury Note
             ----------------------------------------------------------------------------
             Total Short-Term Investments (cost                                 9,335,679
              $9,335,679)
             ----------------------------------------------------------------------------
             Total Investments (cost                                           70,962,835
              $80,770,448) - 100.0%
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.0%                                 (33,684)
             ----------------------------------------------------------------------------
             Net Assets - 100%                                                $70,929,151
             ----------------------------------------------------------------------------

           NR Not rated.
           * Bank loans rated below Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
           ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.
          (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
          (a) At or subsequent to November 30, 2002, this issue was non-income producing.
          (b) At or subsequent to November 30, 2002, this issue was under the protection of the federal bankruptcy court.
          (c) Position has a zero cost basis and was acquired as part of a workout program.
          (d) On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.
          (e) Anticipates future distributions from equities and warrants.

                                See accompanying notes to financial statements.

----
7

Statement of Assets and Liabilities (Unaudited)
NUVEEN FLOATING RATE FUND
November 30, 2002

    -----------------------------------------------------------------------
    Assets
    Investments, at market value (cost $80,770,448)            $70,962,835
    Receivables:
      Interest                                                     549,865
      Shares sold                                                   21,499
    Other assets                                                    29,111
    -----------------------------------------------------------------------
        Total assets                                            71,563,310
    -----------------------------------------------------------------------
    Liabilities
    Management fees payable                                         13,901
    Distribution and service fees payable                           55,096
    Dividends payable                                              276,556
    Other liabilities                                              288,606
    -----------------------------------------------------------------------
        Total liabilities                                          634,159
    -----------------------------------------------------------------------
    Net assets                                                 $70,929,151
    -----------------------------------------------------------------------
    Class A Shares
    Net assets                                                 $ 2,596,083
    Shares outstanding                                             293,883
    Net asset value per share                                  $      8.83
    -----------------------------------------------------------------------
    Class B Shares
    Net assets                                                 $21,145,459
    Shares outstanding                                           2,393,023
    Net asset value per share                                  $      8.84
    -----------------------------------------------------------------------
    Class C Shares
    Net assets                                                 $45,671,376
    Shares outstanding                                           5,166,489
    Net asset value per share                                  $      8.84
    -----------------------------------------------------------------------
    Class R Shares
    Net assets                                                 $ 1,516,233
    Shares outstanding                                             171,982
    Net asset value per share                                  $      8.82
    -----------------------------------------------------------------------

    Net Assets Consist of:
    -----------------------------------------------------------------------
    Capital paid-in                                            $84,151,658
    Undistributed (Over-distribution of) net investment income    (236,563)
    Accumulated net realized gain (loss) from investments       (3,178,331)
    Net unrealized appreciation (depreciation) on investments   (9,807,613)
    -----------------------------------------------------------------------
    Net assets                                                 $70,929,151
    -----------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
8

Statement of Operations (Unaudited)
NUVEEN FLOATING RATE FUND
Six Months Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Interest                                                            $ 2,300,036
Fees                                                                     23,277
--------------------------------------------------------------------------------
Total investment income                                               2,323,313
--------------------------------------------------------------------------------
Expenses
Management fees                                                         287,879
Service fees - Class A                                                    3,354
Distribution and service fees - Class B                                 113,747
Waiver of distribution fees - Class B                                   (11,361)
Distribution and service fees - Class C                                 248,500
Shareholders' servicing agent fees and expenses                          69,652
Custodian's fees and expenses                                           129,452
Trustees' fees and expenses                                              10,996
Professional fees                                                        95,912
Shareholders' reports - printing and mailing expenses                    18,940
Federal and state registration fees                                      51,046
Other expenses                                                           56,660
--------------------------------------------------------------------------------
Total expenses                                                        1,074,777
  Expense reimbursement and waivers from the Adviser                   (317,520)
--------------------------------------------------------------------------------
Net expenses                                                            757,257
--------------------------------------------------------------------------------
Net investment income                                                 1,566,056
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments                                      945,754
Change in net unrealized appreciation (depreciation) of investments  (4,674,365)
--------------------------------------------------------------------------------
Net gain (loss) from investments                                     (3,728,611)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $(2,162,555)
--------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
9

Statement of Changes in Net Assets (Unaudited)
NUVEEN FLOATING RATE FUND

                                                             Six Months Ended     Year Ended
                                                                     11/30/02        5/31/02
--------------------------------------------------------------------------------------------
Operations
Net investment income                                            $  1,566,056  $  5,527,186
Net realized gain (loss) from investments                             945,754    (3,433,707)
Change in net unrealized appreciation (depreciation) of
 investments                                                       (4,674,365)     (471,071)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              (2,162,555)    1,622,408
--------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                                              (63,402)     (251,423)
 Class B                                                             (461,562)   (1,352,687)
 Class C                                                             (975,079)   (3,700,331)
 Class R                                                              (40,868)     (116,713)
--------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (1,540,911)   (5,421,154)
--------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                    1,868,709     6,999,892
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                        755,724     2,892,006
--------------------------------------------------------------------------------------------
                                                                    2,624,433     9,891,898
Cost of shares redeemed                                           (16,152,424)  (52,237,629)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                     (13,527,991)  (42,345,731)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             (17,231,457)  (46,144,477)
Net assets at the beginning of period                              88,160,608   134,305,085
--------------------------------------------------------------------------------------------
Net assets at the end of period                                  $ 70,929,151  $ 88,160,608
--------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) of net investment
 income at the end of period                                     $   (236,563) $   (261,708)
--------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
10

Statement of Cash Flows (Unaudited)
NUVEEN FLOATING RATE FUND
Six Months Ended November 30, 2002

-----------------------------------------------------------------------------------------------------------------------------
Change in Net Assets from Operations                                                                            $ (2,162,555)
-----------------------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash provided by Operating Activities:
  Decrease in investments at value due to net dispositions and change in depreciation                             17,176,653
  Decrease in fund manager receivable                                                                                  7,439
  Decrease in interest receivable                                                                                    105,795
  Increase in receivable from shares sold                                                                            (21,499)
  Decrease in other assets                                                                                             2,180
  Decrease in distribution and service fees payable                                                                  (15,831)
  Increase in management fees payable                                                                                 13,901
  Increase in other liabilities                                                                                       13,647
-----------------------------------------------------------------------------------------------------------------------------
  Net cash provided by operating activities                                                                       15,119,730
-----------------------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
Proceeds from shares sold                                                                                          1,868,709
Cost of shares redeemed                                                                                          (16,152,424)
Cash dividends paid                                                                                                 (836,089)
-----------------------------------------------------------------------------------------------------------------------------
  Net cash used for financing activities                                                                         (15,119,804)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Cash                                                                                                     (74)
Cash at the beginning of period                                                                                           74
-----------------------------------------------------------------------------------------------------------------------------
Cash at the End of Period                                                                                       $         --
-----------------------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
11

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Floating Rate Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized as a Massachusetts business trust on June 28, 1999.

The Fund seeks to provide a high level of current income by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund may periodically borrow money (either directly from banks or by issuing debt), the proceeds of which will be invested in senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of senior loans, bonds and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sale price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. The pricing services value senior loans, bonds and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, to determine the fair value of securities for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics, and to override the price provided by the independent pricing service in certain limited circumstances. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior loans is comparatively illiquid relative to markets for other fixed income securities. Because of the comparatively illiquid markets for senior loans, the value of a senior loan, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on an accrual basis. Interest income also includes paydown gains and losses on mortgage and asset-backed securities. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees consist primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original credit agreement.

Dividends and Distributions to Shareholders
The Fund intends to declare daily and pay monthly dividends from net investment income. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

The amount and timing of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares can be purchased at net asset value per share only upon conversion of Class B Shares, through an exchange of Class A Shares of certain Nuveen mutual funds, by reinvesting distributions from any Nuveen Defined Portfolio, or under certain other limited circumstances. Class A Shares are subject to a service fee of 0.25% of the average daily net assets. Class B Shares can be purchased at net asset value per share without any initial sales charge. Class B Shares are subject to a distribution fee of up to 0.75% (currently 0.65% as a result of a voluntary expense limitation) of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class B Shares agrees to pay an early withdrawal charge ("EWC") of up to 3% depending upon the length of time the shares are held by the investor (EWC is reduced to 0% at the end of five years). Class B Shares convert to Class A Shares six years after purchase. Class C Shares can be purchased


----
12
at net asset value per share without any initial sales charge. Class C Shares are subject to a distribution fee of 0.75% of the average daily net assets and a service fee of 0.25% of the average daily net assets. An investor purchasing Class C Shares agrees to pay an EWC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 2002.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                         Six Months                Year Ended
                                                       Ended 11/30/02                5/31/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             52,865  $    468,498       6,152  $     57,790
  Class B                                             65,174       593,610     205,909     1,924,154
  Class C                                             87,837       806,601     515,982     4,855,066
  Class R                                                 --            --      17,611       162,882
Shares issued to shareholders due to reinvestment
  of distributions:
 Class A                                               4,022        36,598      15,782       147,316
 Class B                                              18,394       166,964      55,827       521,268
 Class C                                              59,013       536,202     232,634     2,170,603
 Class R                                               1,760        15,960       5,670        52,819
-----------------------------------------------------------------------------------------------------
                                                     289,065     2,624,433   1,055,567     9,891,898
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (171,935)   (1,578,691)   (173,671)   (1,621,840)
  Class B                                           (371,336)   (3,379,490)   (824,643)   (7,665,856)
  Class C                                         (1,185,697)  (10,866,133) (4,584,936)  (42,609,031)
  Class R                                            (35,796)     (328,110)    (37,256)     (340,902)
-----------------------------------------------------------------------------------------------------
                                                  (1,764,764)  (16,152,424) (5,620,506)  (52,237,629)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (1,475,699) $(13,527,991) (4,564,939) $(42,345,731)
-----------------------------------------------------------------------------------------------------

The Fund will make quarterly offers to repurchase shares at net asset value (each, a "Repurchase Offer"). The next Repurchase Offer is scheduled to occur in March 2003. The results of the December 2002 Repurchase Offer are as follows:

                                     Shares     Amount
                         -----------------------------
                           Class A   43,892 $  391,081
                           Class B  159,255  1,418,944
                           Class C  986,171  8,796,641
                           Class R    8,212     73,006
                         -----------------------------

3. Investment Transactions

Purchases and sales of investments (excluding short-term investments) during the six months ended November 30, 2002, aggregated $20,106,765 and $30,975,838, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on mortgage and asset-backed securities and timing differences in recognizing certain gains and losses on security transactions.


----
13

At November 30, 2002, the cost of investments owned was $80,772,283.

The net unrealized depreciation of investments at November 30, 2002, aggregated $9,809,448 of which $346,934 related to appreciated securities and $10,156,382 related to depreciated securities.

The tax components of undistributed ordinary income and net realized gains at May 31, 2002, the Fund's last fiscal year end, were as follows:

-------------------------------------------------
Undistributed ordinary income*            $20,832
Undistributed net long-term capital gains      --
-------------------------------------------------

The tax character of distributions paid during the fiscal year ended May 31, 2002, the Fund's last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

---------------------------------------------------------
Distributions from ordinary income*            $5,943,813
Distributions from net long-term capital gains         --
---------------------------------------------------------

* Ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

At May 31, 2002, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $2,120,471 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $36,496 of the carryforward will expire in the year 2009 and $2,083,975 will expire in the year 2010.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2001 through May 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The Fund has $2,001,777 of post-October losses that are treated as having arisen in the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .7500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" means the average daily gross asset value of the Fund, minus the Fund's accrued liabilities (other than the principal amount of any borrowings incurred, and commercial paper or notes issued by the Fund).

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony Asset Management ("Symphony"), a wholly owned subsidiary of The John Nuveen Company, under which Symphony manages the investment portfolio of the Fund. Symphony is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

The Adviser may voluntarily reimburse or waive expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended November 30, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, received service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 2002, the Distributor compensated authorized dealers directly with approximately $8,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all service fees collected on Class B Shares during the first year following a purchase, all distribution fees collected on Class B Shares, and all service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2002, the Distributor retained approximately $166,100 in such fees. The remaining fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $59,400 of EWC on share redemptions during the six months ended November 30, 2002.

At November 30, 2002, the Adviser owned 2,500 shares of each Class of A, B, C and R.

6. Commitments

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had an unfunded loan commitment of approximately $388,600 as of November 30, 2002. The Fund generally will maintain with its custodian cash, liquid securities and/or Senior Loans having an aggregate value at least equal to the amount of unfunded loan commitments.

7. Senior Loan Participation Commitments

The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest,


----
14
the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such participation commitments as of November 30, 2002.

8. Borrowings

In accordance with its investment policies, the Fund may borrow money from banks for investment purposes in an amount up to approximately 10% of the Fund's net assets.

The Fund entered into a $15 million revolving credit agreement with Deutsche Bank AG, which expires in October 2003. Interest is charged at a rate of the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. During the six months ended November 30, 2002, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at November 30, 2002.


----
15

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                         Investment Operations      Less Distributions
                                                       -------------------------  ----------------------






                                                                      Net            From
                                                                Realized/          and in
                                                               Unrealized          Excess
                                             Beginning     Net    Invest-          of Net                 Ending
                                                   Net Invest-       ment         Invest-                    Net
                                                 Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended May 31,                               Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------------
Class A (11/99)
 2003(d)                                        $ 9.28    $.22      $(.46) $(.24)   $(.21)     $-- $(.21) $ 8.83     (2.57)%
 2002                                             9.55     .53       (.28)   .25     (.52)      --  (.52)   9.28      2.72
 2001                                            10.00     .84       (.42)   .42     (.87)      --  (.87)   9.55      4.23
 2000(c)                                         10.00     .40         --    .40     (.40)      --  (.40)  10.00      4.03
Class B (11/99)
 2003(d)                                          9.28     .19       (.45)  (.26)    (.18)      --  (.18)   8.84     (2.89)
 2002                                             9.55     .47       (.29)   .18     (.45)      --  (.45)   9.28      2.03
 2001                                            10.00     .77       (.42)   .35     (.80)      --  (.80)   9.55      3.54
 2000(c)                                         10.00     .37       (.01)   .36     (.36)      --  (.36)  10.00      3.69
Class C (11/99)
 2003(d)                                          9.28     .18       (.44)  (.26)    (.18)      --  (.18)   8.84     (2.96)
 2002                                             9.55     .47       (.29)   .18     (.45)      --  (.45)   9.28      1.93
 2001                                            10.00     .76       (.42)   .34     (.79)      --  (.79)   9.55      3.42
 2000(c)                                         10.00     .36         --    .36     (.36)      --  (.36)  10.00      3.62
Class R (11/99)
 2003(d)                                          9.26     .23       (.44)  (.21)    (.23)      --  (.23)   8.82     (2.45)
 2002                                             9.53     .55       (.28)   .27     (.54)      --  (.54)   9.26      2.99
 2001                                            10.00     .88       (.46)   .42     (.89)      --  (.89)   9.53      4.27
 2000(c)                                         10.00     .39        .02    .41     (.41)      --  (.41)  10.00      4.15
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                               Ratios/Supplemental Data
                                             -----------------------------------------------------------
                                                            Before               After
                                                        Reimbursement/       Reimbursement/
                                                           Waivers             Waivers(b)
                                                     ------------------   ------------------
                                                                  Ratio                Ratio
                                                                 of Net               of Net
                                                                Invest-              Invest-
                                                     Ratio of      ment   Ratio of      ment
                                                     Expenses    Income   Expenses    Income
                                              Ending       to        to         to        to
                                                 Net  Average   Average    Average   Average   Portfolio
                                              Assets      Net       Net        Net       Net    Turnover
Year Ended May 31,                             (000)   Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------------
Class A (11/99)
 2003(d)                                     $ 2,596     2.14%*    3.96%*     1.31%*    4.79%*        30%
 2002                                          3,793     1.98      5.21       1.47      5.72          47
 2001                                          5,353     1.91      7.99       1.39      8.51          62
 2000(c)                                       2,221     3.14*     5.66*       .95*     7.85*          6
Class B (11/99)
 2003(d)                                      21,145     2.78*     3.26*      1.95*     4.09*         30
 2002                                         24,874     2.65      4.51       2.13      5.03          47
 2001                                         30,964     2.49      7.32       2.02      7.80          62
 2000(c)                                      10,489     3.72*     5.16*      1.60*     7.28*          6
Class C (11/99)
 2003(d)                                      45,671     2.88*     3.19*      2.05*     4.02*         30
 2002                                         57,585     2.70      4.54       2.21      5.03          47
 2001                                         95,891     2.62      7.22       2.12      7.72          62
 2000(c)                                      39,341     3.90*     4.92*      1.70*     7.12*          6
Class R (11/99)
 2003(d)                                       1,516     1.88*     4.17*      1.05*     4.99*         30
 2002                                          1,908     1.77      5.34       1.23      5.88          47
 2001                                          2,098     1.95      8.16       1.25      8.87          62
 2000(c)                                      16,532     3.53*     4.85*       .70*     7.68*          6
---------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value and are not annualized.
(b) After expense reimbursement and waivers from the Adviser, where applicable.
(c) For the period November 29, 1999 (commencement of operations) through May 31, 2000.
(d) For the six months ended November 30, 2002.


                                See accompanying notes to financial statements.

----
16

Fund Information
================================================================================

Fund Manager
Nuveen Institutional
Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Sub-Adviser
Symphony Asset
Management
555 California Street,
Suite 2975
San Francisco, CA 94104

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Accountants
KPMG LLP
Chicago, IL

Custodian
State Street Bank & Trust
Boston, MA

Transfer Agent and Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

                          Semiannual Report | Page 17

                              Serving
                        Investors
                                 For Generations

[Photo of John Nuveen, Sr. Appears Here]

John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com                                                      MSA-FR-1102D